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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): August 14, 2002


                               H.J. HEINZ COMPANY
             (Exact name of registrant as specified in its charter)


      Pennsylvania                     1-3385                 25-0542520
(State of Incorporation)     (Commission File Number)      (I.R.S. Employer
                                                          Identification No.)

     600 Grant Street, Pittsburgh,                            15219
              Pennsylvania                                  (Zip Code)
(Address of principal executive offices)


                                  412-456-5700
              (Registrant's telephone number, including area code)


                                 Not Applicable
         (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS.

     On August 14, 2002, H.J. Heinz Company announced that its Chairman, President and Chief Executive Officer, William R. Johnson, and Executive Vice President and Chief Financial Officer, Art Winkleblack, submitted certification letters on August 14, 2002 to the U.S. Securities and Exchange Commission (the "Commission") in accordance with Commission Order No. 4-460 requiring the filing of such certifications pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934.

     A copy of the press release and conformed copies of the certifications of Messrs. Johnson and Winkleblack are attached hereto as Exhibits 99.1, 99.2 and 99.3, respectively, and are incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c) EXHIBITS:

Exhibit Number
(Referenced to
Item 601 of
Regulation S-K)                   Description of Exhibit
---------------                   ----------------------
    99.1             H.J. Heinz Company Press Release dated August 14, 2002

    99.2 Statement under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings.

    99.3 Statement under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings.



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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        H.J. HEINZ COMPANY


                                        By  /s/ Laura Stein
                                           ----------------------------------
                                           Laura Stein
                                           Senior Vice President and
                                           General Counsel


Dated: August 14, 2002

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                                 EXHIBIT INDEX

Exhibit NO.                         Description
-----------                         -----------
   99.1             H.J. Heinz Company Press Release dated August 14, 2002

   99.2 Statement under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings.

   99.3 Statement under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings.